UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 3, 2016
____________________

RealPage, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34846	75-2788861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 Lakeside Blvd. Richardson, Texas	75082
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (972) 820-3000

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 3, 2016, RealPage, Inc. issued a press release reporting its financial results for its quarter ended September 30, 2016. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 7.01. Regulation FD Disclosure.

On November 3, 2016, RealPage, Inc. (the “Company”) published an IR Fact Sheet and Q3 2016 Earnings Presentation on the Investor Relations section of the Company’s website located at http://investor.realpage.com/.  Copies of the IR Fact Sheet and the Q3 2016 Earnings Presentation are furnished herewith as Exhibits 99.2 and 99.3, respectively.

The information furnished by this Current Report on Form 8-K under Item 7.01 shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	RealPage, Inc. Press Release dated November 3, 2016

99.2	RealPage, Inc. IR Fact Sheet dated November 3, 2016

99.3	RealPage, Inc. Q3 2016 Earnings Presentation dated November 3, 2016

Exhibit 99.1, 99.2 and 99.3 attached hereto shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RealPage, Inc.

(Registrant)

November 3, 2016	/s/ W. BRYAN HILL

(Date)	W. Bryan Hill Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	RealPage, Inc. Press Release dated November 3, 2016

99.2	RealPage, Inc. IR Fact Sheet dated November 3, 2016

99.3	RealPage, Inc. Q3 2016 Earnings Presentation dated November 3, 2016